SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K




                  ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 12, 1997
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                        CONSOLIDATED ENERGY SYSTEMS, INC.
                -------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

                         Commission File No. 33-15565-LA



               California                                   94-3101792
       ---------------------------                      ------------------
      (State of Other Jurisdiction                       (I.R.S. Employer
            of Incorporation)                           Identification No.)

        1908 Fairway Circle Drive
           San Marcos, California                             92069
  --------------------------------------                  -------------
 (Address of Principal Executive Office)                    Zip Code


       Registrant's Telephone Number, Including Area Code: (619) 471-9936

Item 1.  Change in Control
--------------------------

On March 12, 1997, Litmaw Trust, the Holden Family Trust, Central Coast Financial Trust (collectively, the "Trusts") and Chester W. Allen ("Allen"), all domiciled in California, acquired from two principal shareholders, James T. Brodie ("Brodie") and All American Energy Systems, Inc., a California corporation ("All American"), 6,977,073 shares of the common stock of Consolidated Energy Systems, Inc. (the "Company") representing fifty and fifteen-one-hundredths percent (50.15%) of the issued and outstanding stock of the class (the "Shares"). The Trusts and Allen constitute a "group" as that term is defined under the Securities and Exchange Act of 1934, as amended (the "Act"). Prior to the exchange of Shares, All American and Brodie voted the Shares to elect directors to fill the vacancies on the board of directors of the Company to serve until the next meeting of shareholders, namely: Chester W. Allen, Trevor P. Langley, Robert W. Steele, D. Benner Holden and Paul Shumard. The exchange of the Shares and election of directors effected a change in control of the Company. The Company has been inactive, without assets or operations, since March 1991, and is delinquent in its filings under the Act. The new directors have resolved to bring the Company current in all filings required under the Act.

The consideration for the Shares was nominal cash. Additionally, the new board of directors as part of the transaction, agreed to issue 16,436,000 shares of common stock in equal amounts to Trusts for consideration consisting of the assignment of all rights and interests in and to "EPnet," including know-how, concepts, tradenames, trademarks and service marks relating to the trading and exchange of real and personal properties utilizing the internet, regionally, nationally and, eventually, internationally. Revenues of "EPnet" will be derived from the sale of memberships to subscribers to the services of EPnet and a brokerage fee for consummated transactions. Marketing of memberships will be accomplished through offerings on the internet and numerous conventions, trade fairs and seminars sponsored by the Company.

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

Not Applicable.

Item 3.  Bankruptcy or Receivership
-----------------------------------

Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

Not Applicable.

Item 5.  Other Events
---------------------

Not Applicable.

Item 6.  Resignations of Registrant's Directors
-----------------------------------------------

Not Applicable.

Item 7.  Financial Statement, Proforma, Financial Information and Exhibits
--------------------------------------------------------------------------

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits:          None.

Item 8.  Change in Fiscal Year
-------  ---------------------

Not Applicable.



                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONSOLIDATED ENERGY SYSTEMS, INC.



                                         By:  /S/  CHESTER W. ALLEN
                                             -----------------------------------
                                         Name:        Chester W. Allen
                                         Title:       Chairman of the Board

Dated:            March 27, 1997